EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND
Supplement to Prospectus dated February 21, 2020 and Prospectus Supplement dated February 21, 2020

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On February 25, 2020, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $8.22, $8.61 and (4.53)%, respectively. As of February 25, 2020, we had 302,863,454 Common Shares outstanding and net assets of approximately $2,606,361,464.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $8.22 per share for our Common Shares on the NYSE as of February 25, 2020, we estimate that the net proceeds of this offering will be approximately $184,848,166 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

February 26, 2020